Exhibit 10.3

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of July 28, 2015 (as the same may be supplemented, replaced or otherwise modified from time to time, this “Security Agreement”), is made by ARIAD PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and ARIAD PHARMA LTD. (“ARIAD UK”), a company organized under the laws of England with company number 06356675, in favor of PDL BIOPHARMA, INC., a Delaware corporation, as Purchaser (in such capacity, the “Purchaser”) under the Revenue Interest Assignment Agreement, dated as of July 28, 2015 (as amended, supplemented or otherwise modified from time to time, the “Assignment Agreement”) between the Company and the Purchaser.

RECITALS

WHEREAS, pursuant to the Assignment Agreement, the Purchaser has agreed to purchase from the Company the Assigned Interests (as defined in the Assignment Agreement) and other payment amounts required to be paid by the Company to Purchaser under the Assignment Agreement, upon the terms and conditions set forth therein; and

WHEREAS, it is a condition precedent to the purchase by Purchaser that the Company and ARIAD UK shall have executed and delivered this Security Agreement to the Purchaser;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. DEFINITIONS.

1.01 Definition of Terms Generally. Except as otherwise provided herein, all capitalized terms used herein but not defined herein shall have the meanings set forth in the Assignment Agreement; provided, that, all terms used herein and defined in the UCC shall have the same definitions herein as specified therein.

1.02 Definition of Certain Terms. As used herein, the following terms shall have the following meanings:

“ARIAD UK” has the meaning as defined in the preamble hereof.

“Assignment Agreement” has the meaning as defined in the preamble hereof.

“Collateral” has the meaning specified in Section 2 hereof.

“Company” has the meaning as defined in the preamble hereof.

“Notice of Breach” shall mean a written notice sent by Purchaser to the Company asserting that the Company has materially breached the Assignment Agreement and specifying with particularity the detailed basis for such assertion of breach, including the basis for Purchaser’s assertion that such breach is material.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Purchaser” has the meaning as defined in the preamble hereof.

“Secured Obligations” shall mean the monetary “Obligations” defined in the Assignment Agreement; provided that the full and prompt payment of such monetary Obligations shall be deemed to have occurred if all such monetary Obligations (other than inchoate indemnity obligations under the Assignment Agreement for which no claim has been asserted against Purchaser as of the date of payment) have been paid in full in cash; provided, further, if a claim has been asserted against Purchaser on account of such indemnity obligation at the time of full payment of the monetary Obligations under the Assignment Agreement, full payment of such indemnity obligation shall be deemed to have occurred if the Company deposits into escrow an amount of cash to secure payment, if any, of such indemnity obligation, which amount and escrow terms shall be reasonably satisfactory to Purchaser and the Company.

“Security Agreement” has the meaning set forth in the preamble hereof.

“Security Agreement Remedies Period” shall mean any period of time during which

(a) any portion of the Secured Obligations (as such term is defined herein) remains due and unpaid;

(b) there has occurred and is continuing a material breach of any representation, warranty or covenant of the Assignment Agreement, which breach remains uncured for 30 days from the earlier of (i) the date that the Company has knowledge of such breach and (ii) receipt by the Company of a Notice of Breach from the Purchaser. During such 30-day cure period, the Parties shall negotiate in good faith in an attempt to resolve such material breach to Purchaser’s reasonable satisfaction. If such material breach is not curable within said 30-day period, but the Company is diligently and continuously attempting to cure such breach, then such 30-day cure period shall be extended for an additional 30-day period (but only so long as the Company is diligently and continuously attempting to cure such breach during such additional 30-day period). If such material breach is not cured by the time of the expiration of such cure period (including any extension of such cure period pursuant to the immediately preceding sentence), the Securities Agreement Remedies Period for purposes of this subsection (b) shall not commence until the fourth business day after the day that Purchaser notifies the Company in writing that such breach has not been cured by the expiration of the cure period and that Purchaser intends to exercise its rights and remedies under this Security Agreement; or

(c) a Bankruptcy Event (as defined in the Assignment Agreement) shall have occurred and be continuing.

“UCC” shall mean the applicable Uniform Commercial Code as in effect at the time.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.03 Rules of Interpretation. The rules of interpretation specified in the Assignment Agreement shall be applicable to this Security Agreement. References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, respectively, of this Security Agreement unless otherwise specifically provided. Any of the terms defined in this Section 1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference.

Section 2. GRANT OF SECURITY INTEREST.

2.01 As collateral security for the full and prompt payment of the Secured Obligations, (i) the Company hereby grants to the Purchaser a security interest in, and first lien on, all of the right, title and interest of the Company in the assets described in Section 2.01(a) – (g) below and the Proceeds thereof, (ii) ARIAD UK hereby grants to the Purchaser a security interest in, and first lien on, all of the right, title and interest of ARIAD UK in the assets described in Section 2.01(h) below and the Proceeds thereof, in each case now owned or hereafter acquired, (collectively, the “Collateral”):

a. the Revenue Interest;

b. the Joint Concentration Account, but limited to the funds that are required to be swept by the Deposit Bank into the Purchaser Concentration Account;

c. the Purchaser Concentration Account;

d. the Intellectual Property and the Patents;

e. the License Agreements, including, without limitation, (i) all rights to receive moneys due or to become due under or pursuant to a License Agreement, (ii) all rights to receive proceeds of any insurance, indemnity, warranty or guaranty claim with respect to a License Agreement, (iii) all claims for damages arising out of any breach of or default under a License Agreement, and (iv) all other rights to obtain the benefits of a License Agreement;

f. the Material Contracts;

g. the Regulatory Approvals, but excluding the Japan marketing authorization; and

h. the Regulatory Approval granted by the European Medicines Agency comprising the marketing authorization for the Product in Europe (the “European Marketing Authorisation”).

For the avoidance of doubt, the Collateral does not include any assets related to the Back-up Product.

Section 3. VALIDITY AND PERFECTION OF LIEN

3.01 Authorization To File Financing Statements. The Company hereby irrevocably authorizes the Purchaser at any time and from time to time to file any initial UCC financing statements, continuation statements, and amendments thereto describing the applicable Collateral, and which are otherwise in accordance with and consistent with the Assignment Agreement. ARIAD UK hereby irrevocably authorizes the Purchaser at any time and from time to time to make any filing with U.K. Companies House necessary under applicable law to perfect its security interest in the European Marketing Authorisation and which are otherwise in accordance with and consistent with the Assignment Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.02 Validity of Lien. Upon (i) the closing of the Assignment Agreement and the receipt by the Company of the Closing Purchase Price, and (ii) the filing of appropriate financing statements with the office of the Delaware Secretary of State, the security interest granted by the Company to the Purchaser hereunder will be a legal, valid and perfected security interest in the Collateral to the extent that a security interest can be granted and perfected in the Collateral under Article 9 of the UCC by the filing of financing statements. Upon (i) the closing of the Assignment Agreement and the receipt by the Company of the Closing Purchase Price, and (ii) the registration of the security interest within the applicable timeframe at UK Companies House, the security interest granted by ARIAD UK to the Purchaser hereunder in respect of the European Marketing Authorisation will be a legal, valid and perfected security interest in the European Marketing Authorisation to the extent that a security interest can be granted and perfected in the European Marketing Authorisation under the law of England and Wales.

Section 4. COVENANTS, REPRESENTATIONS AND WARRANTIES. The Company agrees, represents and warrants, as applicable, as follows:

4.01 Legal Status. (a) The Company is a corporation incorporated in the State of Delaware, (b) Schedule 4.01 sets forth the Company’s prior organizational names within the previous five years and chief executive office, (c) the Company’s exact legal name is that set forth on the signature page hereof, and (d) ARIAD UK is a company incorporated in England and Wales.

4.02 Nature of Collateral. For the 12 months ended December 31, 2014 and the three months ended March 31, 2015, no amounts were paid by account debtors or other persons obligated on the Collateral that are Governmental Authorities subject to the Federal Assignment of Claims Act.

4.03 Organization. In the event that either of the Company or ARIAD UK changes its type of organization, jurisdiction of organization, or other legal structure, the Company shall notify the Purchaser in writing not less than ten (10) days after any such change.

4.04 Name Change. In the event that either of the Company or ARIAD UK changes its name, the Company shall notify the Purchaser in writing not less than ten (10) days after such change.

4.05 Priority Lien on Purchaser Concentration Account. In connection with the Purchaser Concentration Account, the Company shall cause the depository bank to enter into a Deposit Agreement in form and substance reasonably satisfactory to the Purchaser, such that the Purchaser shall be granted a perfected lien on the Purchaser Concentration Account ranking prior to any other lien on the Purchaser Concentration Account that may be created pursuant to the UCC.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.06 Further Assurances; UCC Termination. The Company and ARIAD UK agree to take any other action reasonably requested by the Purchaser to ensure the attachment, perfection and first priority of the lien and security interest of the Purchaser in the Collateral. At such time, if any, that the Secured Obligations are indefeasibly paid in full in cash to the Purchaser, Purchaser agrees promptly thereafter to terminate its security interest in the Collateral, including the filing of UCC termination statements.

4.07 Instruments, Promissory Notes and Tangible Chattel Paper. If the Company shall at any time hold or acquire any instruments, promissory notes or tangible chattel paper in an aggregate principal amount of more than $[***] payable to the Company under or in connection with any account, the Company shall forthwith endorse, assign and deliver the same to the Purchaser, accompanied by such instruments of transfer or assignment duly executed in blank as the Purchaser may from time to time specify to be held by the Purchaser as Collateral pursuant to this Agreement.

4.08 Pledged Stock. If the Company shall at any time hold or acquire any shares of capital stock or other equity interest granted to the Company by an account debtor to settle an account in an aggregate principal amount of more than $[***] (the “Pledged Stock”), the Company shall forthwith deliver the same to the Purchaser, accompanied by an executed blank stock power and such other instruments of transfer or assignment duly executed in blank as the Purchaser may from time to time specify to be held by the Purchaser as Collateral pursuant to this Agreement.

Section 5. POWER OF ATTORNEY. Upon the commencement of a Security Agreement Remedies Period, the Company and ARIAD UK hereby constitute and appoint the Purchaser, with full power of substitution, as their true and lawful attorney-in-fact with full power and authority in the place and stead of the Company and ARIAD UK and in the name of the Company and ARIAD UK, or in its own name, for the purpose of performing the obligations of the Company and ARIAD UK hereunder, including, without limitation,

(i)	to ask for, demand, collect, sue for, recover, protect, preserve or realize upon the Collateral;

(ii)	to receive and direct payment of, or endorse and collect any drafts or other instruments, documents or chattel paper in respect of the Collateral;

(iii)	to file any claims or take any actions or institute any proceedings that Purchaser in good faith reasonably deems necessary or desirable for the collection of the Collateral or otherwise to enforce the rights of Purchaser with respect to the Collateral;

(iv)	to pay or discharge taxes or liens levied or placed upon the Collateral;

(v)	exercise all rights of the Company as owner of any Pledged Stock, including, without limitation, the right to sign any and all amendments, instruments, certificates, proxies, and other writings and exercise all voting and consent rights with respect to the Pledged Stock;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(vi)	in connection with any sale or other disposition of Collateral authorized by law or pursuant to this Security Agreement, execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

provided, that, the Purchaser shall not exercise any rights under the power of attorney provided for in this Section 5 on and after the termination of the Security Agreement Remedies Period.

5.01 No Duty to Act. (a) The powers conferred on the Purchaser by this Section are solely to protect the Purchaser’s interests in the Collateral and do not impose any duty to exercise any such powers. The Purchaser shall not be responsible for any act or failure to act in good faith, except for the Purchaser’s own gross negligence or willful misconduct.

(b) Anything herein to the contrary notwithstanding, the Company and ARIAD UK shall remain liable under each contract or agreement comprising the Collateral provided by it to be observed or performed by the Company or ARIAD UK thereunder. The Purchaser shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Purchaser of any payment relating to any of the Collateral, nor shall the Purchaser be obligated in any manner to perform any of the obligations of the Company or ARIAD UK under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Purchaser in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Purchaser or to which the Purchaser may be entitled at any time or times.

Section 6. REMEDIES. During the Security Agreement Remedies Period, until the Secured Obligations are paid in full, the Purchaser may exercise and enforce, in any order, (i) each and all of the rights and remedies available to a secured party upon default under the UCC or other applicable law, (ii) each and all of the rights and remedies available to it under the Assignment Agreement or any other Transaction Documents, and (iii) each and all of the following rights and remedies:

(a) Notification of Account Debtors. At the request of the Purchaser, the Company shall notify any account debtors and other persons obligated on any of the Collateral of the lien of the Purchaser on the Collateral and shall direct such account debtors that payment thereof is to be made directly to the Purchaser or to any financial institution designated by the Purchaser as the Purchaser’s agent. Without notice to the Company or ARIAD UK, the Purchaser may notify any or all account debtors and obligors on any accounts or other claims constituting Collateral and may direct, demand and enforce payment thereof directly to the Purchaser.

(b) Disposition of Collateral. The Purchaser may sell, lease, license or otherwise dispose of or transfer any or all of the Collateral or any part thereof in one or more parcels at public foreclosure sale or in a private foreclosure sale or transaction, on any exchange or market or at the Purchaser’s offices or at any other location, for cash, on credit or for future delivery, and may enter into all contracts necessary or appropriate in connection therewith,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

without any notice whatsoever unless required by law. Where permitted by law, the Purchaser may be the purchaser at any such sale. The Company and ARIAD UK agree that at least ten (10) calendar days’ written notice to the Company and ARIAD UK of the time and place of any public foreclosure sale of Collateral, or the time after which any private foreclosure sale of Collateral is to be made, shall be commercially reasonable. The giving of notice of any such sale or other disposition shall not obligate the Purchaser to proceed with the sale or disposition, and any such sale or disposition may be postponed or adjourned from time to time, without further notice.

6.02 Application of Proceeds. All proceeds received by the Purchaser in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Purchaser against the Secured Obligations in the following order of priority:

First, to the payment of all reasonable costs and expenses of such sale, collection or other realization, including reasonable compensation to the Purchaser and its agents and counsel, and all other reasonable expenses, liabilities and advances made or incurred by the Purchaser in connection therewith;

Second, to the payment of all other Secured Obligations then due and payable in the manner and order provided in the Assignment Agreement; and

Third, the reminder of such proceeds shall be paid to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Section 7. STANDARDS FOR EXERCISING REMEDIES. The powers conferred on the Purchaser hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Purchaser shall not be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral or to take any other action whatsoever with regard to the Collateral or any part thereof. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Purchaser shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or to protect, preserve, vote or exercise any rights pertaining to any Collateral. The powers conferred on the Purchaser hereunder are solely to protect the Purchaser’s interests in the Collateral and shall not impose any duty upon Purchaser to exercise any such powers. The Purchaser shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Purchaser accords its own property or if it selects, with reasonable care, a custodian to hold such Collateral on its behalf.

Section 8. WAIVERS BY COMPANY; OBLIGATIONS ABSOLUTE.

8.01 Specific Waivers. The Company and ARIAD UK waive demand, notice, protest, notice of acceptance of this Security Agreement, notice of any purchase pursuant to the terms of the Assignment Agreement, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description other than those required pursuant to the Assignment Agreement or any other Transaction Documents to which the Company is a party.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.02 Obligations Absolute. All rights of the Purchaser hereunder, the grant of a security interest in respect of the Collateral, and all obligations of the Company and ARIAD UK hereunder (including in respect of the Limited Guaranty) shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Assignment Agreement, any other Transaction Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing; any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Assignment Agreement, any other Transaction Document, or any other agreement or instrument; any exchange, release or non-perfection of any lien on other collateral, or any release or amendment or waiver of or consent under or departure from or any acceptance of partial payment thereon or settlement, compromise or adjustment of any Secured Obligation or of any guarantee, securing or guaranteeing all or any of the Secured Obligations; or (ii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Secured Obligations or this Security Agreement other than the prompt and complete performance and payment in full of the Secured Obligations.

Section 9. NO MARSHALLING. The Purchaser shall not be required to marshal any present or future Collateral or to resort to the Collateral in any particular order, and all of its rights hereunder and in respect of the Collateral shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company and ARIAD UK hereby agree that they shall not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Purchaser’s rights under this Security Agreement or under any of the Transaction Documents and, to the extent that they lawfully may, the Company and ARIAD UK hereby irrevocably waive the benefits of all such laws.

Section 10. REINSTATEMENT. The obligations of the Company and ARIAD UK pursuant to this Security Agreement shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Secured Obligations is rescinded or otherwise must be restored or returned by the Purchaser upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or ARIAD UK, all as though such payment had not been made.

Section 11. MISCELLANEOUS.

11.01 Notices. All notices, requests and demands to or upon the Purchaser, the Company hereunder shall be delivered as provided in the Assignment Agreement. All notices, requests and demands to or upon ARIAD UK shall be delivered to the Company as provided in the Assignment Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.02 Entire Agreement. This Security Agreement and the other Transaction Documents constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements (including the Term Sheet), understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Security Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein or in the other Transaction Documents has been made or relied upon by either party hereto. None of this Security Agreement, nor any provision hereof, is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

11.03 Amendments; No Waivers.

(a) This Security Agreement or any term or provision hereof may not be amended, changed or modified except with the written consent of the parties hereto. No waiver of any right hereunder shall be effective unless such waiver is signed in writing by the party against whom such waiver is sought to be enforced.

(b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

11.04 Rights and Remedies Cumulative. The rights provided for in this Security Agreement and the other Transaction Documents are cumulative and are not exclusive of any other rights, powers or privileges or remedies provided by law or in equity, or under any other instrument, document or agreement. The Purchaser may exercise and enforce each right and remedy available to it either before or concurrently with or after, and independently of, any exercise or enforcement of any other right or remedy of the Purchaser against any Person or property. All such rights and remedies shall be cumulative, and no one of them shall exclude or preclude any other.

11.05 Interpretation.

When a reference is made in this Security Agreement to Articles, Sections, Schedules or Exhibits, such reference shall be to an Article, Section, Schedule or Exhibit to this Security Agreement unless otherwise indicated. The words “include”, “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation”. None of the parties hereto shall be or be deemed to be the drafter of this Security Agreement for the purposes of construing this Security Agreement against any party.

11.06 Headings and Captions.

The headings and captions in this Security Agreement are for convenience and reference purposes only and shall not be considered a part of or affect the construction or interpretation of any provision of this Security Agreement.

11.07 Counterparts; Effectiveness.

This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Security Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. Any counterpart may be executed by facsimile or pdf signature and such facsimile or pdf signature shall be deemed an original.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.08 Severability.

If any provision of this Security Agreement is held to be invalid or unenforceable, the remaining provisions shall nevertheless be given full force and effect.

11.09 Governing Law; Jurisdiction; Service of Process.

(a) This Security Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the state of New York, without giving effect to the principles of conflicts of law thereof.

(b) Any legal action or proceeding with respect to this Security Agreement or any other Transaction Document may be brought in any state or federal court of competent jurisdiction in the State of New York, County of New York. By execution and delivery of this Security Agreement, each party hereto hereby irrevocably consents to and accepts, for itself and in respect of its property, generally and unconditionally the non-exclusive jurisdiction of such courts. Each party hereto hereby further irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of any Transaction Document.

(c) Each party hereto hereby irrevocably consents to the service of process out of any of the courts referred to in subsection (b) of this Section in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address set forth in this Security Agreement. Each party hereto hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any suit, action or proceeding commenced hereunder or under any other Transaction Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of a party to serve process on the other party in any other manner permitted by law.

11.10 Waiver of Jury Trial. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any action, proceeding, claim or counterclaim arising out of or relating to any Transaction Document or the transactions contemplated under any Transaction Document. This waiver shall apply to any subsequent amendments, renewals, supplements or modifications to any Transaction Document.

11.11 Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. Any counterpart may be executed by facsimile or pdf signature and such facsimile or pdf signature shall be deemed an original.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.12 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

11.13 Survival of Agreement. All representations, warranties and agreements made by or on behalf of any party in this Security Agreement and in the other Transaction Documents shall survive the execution and delivery hereof or thereof and the payment of the Secured Obligations. In addition, notwithstanding anything herein or under applicable law to the contrary, the provisions of this Security Agreement and the other Transaction Documents relating to the payment of costs and expenses shall survive the payment in full of the Secured Obligations and any termination of this Security Agreement or any of the other Transaction Documents.

11.14 Expenses.

(a) The Company agrees to pay upon demand the amount of any and all reasonable out-of-pocket expenses of the Purchaser, including the reasonable fees, disbursements and other charges of counsel, which the Purchaser may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon any of the Collateral, (ii) the exercise or enforcement of any of the rights of the Purchaser hereunder, or (iii) the failure by the Company or ARIAD UK to perform or observe any of the provisions hereof.

(b) The agreements in this Section shall survive repayment of the Secured Obligations.

11.15 Binding Effect. This Security Agreement is binding upon the Company, ARIAD UK, and the Purchaser and their respective successors and permitted assigns, and shall inure to the benefit of the Company, ARIAD UK, and the Purchaser and their respective successors and permitted assigns, except that neither the Company nor ARIAD UK shall have any right to assign or transfer its rights or obligations hereunder or any interest herein, except as specifically permitted by the Assignment Agreement, without the prior written consent of the Purchaser (and any such assignment or transfer shall be void).

11.16 Consistency with Assignment Agreement. Notwithstanding anything contained herein to the contrary, in the event of any conflict or inconsistency between the terms of this Security Agreement and the Assignment Agreement, the terms of the Assignment Agreement shall control, including, without limitation, provisions in the Assignment Agreement relating to Allowable Additional Product Financing and Allowable Back-up Product Financing, and the lien rights of the Purchaser in respect of Permitted Secured Financings.

11.17 Limited Recourse Guaranty by ARIAD UK. ARIAD UK hereby irrevocably, absolutely and unconditionally guarantees (the “Limited Guaranty”) to Purchaser the full, prompt and complete payment when due of the Secured Obligations, provided that recourse to ARIAD UK under or in respect of such Limited Guaranty is limited to ARIAD UK’s

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

right, title and interest in the Collateral and the rights and remedies set forth in the Transaction Documents in respect of the Collateral, and no person or entity shall have recourse to ARIAD UK, or any of the assets of ARIAD UK, under or in respect of such Limited Guaranty other than ARIAD UK’s right, title and interest in the Collateral. The Limited Guaranty is a guaranty of payment and performance (and not collection). The obligations of ARIAD UK are limited solely to the obligations contained in this Security Agreement, and nothing contained herein or otherwise shall be deemed as constituting an assumption or guaranty by ARIAD UK of any other obligations of the Company under this Security Agreement, the Assignment Agreement, or the other Transaction Documents, all of which shall be non-recourse to ARIAD UK.

11.18 Unconditional Character of Obligations of ARIAD UK.

(a) The obligations of ARIAD UK herein, and the rights of Purchaser to enforce the same by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by any of the following: (i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting the Company or any other Person; (ii) any failure by Purchaser or any other Person, whether or not without fault on its part, to perform or comply with any of the terms of the Transaction Documents, or any document or instrument relating thereto; (iii) the release of the Company or any other Person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Transaction Documents, or any of the Secured Obligations, by operation of law or otherwise; or (iv) the release in whole or in part of any collateral or guarantee for or of any or all Secured Obligations or for any other obligation pursuant to the Assignment Agreement or any portion thereof.

(b) ARIAD UK hereby expressly and irrevocably waives: (i) the right to require Purchaser to proceed against the Company or any other Person, to proceed against or exhaust any Collateral or guarantee or to pursue any other remedy in Purchaser’s power whatsoever and the right to have the property of the Company or any other Person first applied to the discharge of the Secured Obligations; (ii) all rights and benefits under applicable law purporting to reduce a guarantor’s obligations in proportion to the obligation of the principal or providing that the obligation of a surety or guarantor must neither be larger nor in other respects more burdensome than that of the principal; (iii) the benefit of any statute of limitations affecting the Secured Obligations or any Person’s liability hereunder or under the Transaction Documents, including ARIAD UK; (iv) any right to assert against Purchaser any defense (legal or equitable), set-off, counterclaim and other right that ARIAD UK may now or any time hereafter have against the Company or any other Person; (v) presentment, demand for payment or performance (including diligence in making demands hereunder), notice of dishonor or nonperformance, protest, acceptance and notice of acceptance of this Agreement, and all other notices of any kind, including (A) notice of the existence, creation or incurrence of the security interest created herein or any new or additional Secured Obligations, (B) notice of any action taken or omitted by Purchaser in reliance hereon, (C) notice of any default by the Company or any other Person, (D) notice that any portion of the Secured Obligations is due, (E) notice of any action against the Company or any other Person, or any enforcement of other action with respect to any Collateral or under any other guarantee, or the assertion of any right of Purchaser hereunder; (vi) any rights, defenses and other benefits ARIAD UK may have by reason of any failure of Purchaser to hold a

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

commercially reasonable public or private foreclosure sale or otherwise to comply with applicable law in connection with a disposition of Collateral; and (vii) all defenses that at any time may be available to ARIAD UK by virtue of any valuation, stay, moratorium or other law now or hereafter in effect and ALL RIGHTS AND DEFENSES THAT ARE OR MAY BECOME AVAILABLE TO ARIAD UK BY REASON OF APPLICABLE LAW, other than payment in full in cash of the Secured Obligations.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

ARIAD PHARMACEUTICALS, INC.

By:	/s/ Harvey J. Berger, M.D.
Name:	Harvey J. Berger, M.D.
Title:	Chairman and Chief Executive Officer

ARIAD PHARMA LTD.

By:	/s/ Daniel M. Bollag
Name:	Daniel M. Bollag
Title:	Senior Vice President of Regulatory Affairs and Quality

PDL BIOPHARMA, INC.

By:	/s/ John P. McLaughlin
Name:	John P. McLaughlin
Title:	Chief Executive Officer

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 4.01

PRIOR NAMES AND CHIEF EXECUTIVE OFFICE

Prior names of the Company during the last five (5) years: NONE

Chief Executive Office of the Company during the last five (5) years:

26 Landsdowne Street

Cambridge, Massachusetts 02139-4234

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.